

                                     Jersey Central Power & Light Company and Subsidiary Company                Exhibit F-2
                                                          Consolidating Balance Sheet
                                                              December 31, 1999
                                     ------------------------------------------------------------
                                                                      (In Thousands)


                                                           Jersey Central Power
                                                             & Light Company
                                                             and Subsidiary         Eliminations     Jersey Central     JCP&L
                                                                Company                 and           Power & Light    Preferred
                                                              Consolidated           Adjustments        Company       Capital, Inc.
                                                              ------------           -----------        -------       -------------

ASSETS
Utility Plant:

   In service, at original cost                               $3,601,695                                $3,601,695
   Less, accumulated depreciation                              1,872,422                                 1,872,422
                                                               ---------                                 ---------
      Net utility plant in service                             1,729,273                                 1,729,273
   Construction work in progress                                  80,671                                    80,671
   Other, net                                                     14,781                                    14,781
                                                               ---------                                 ---------
      Net utility plant                                        1,824,725                                 1,824,725
                                                               ---------                                 ---------

Other Property and Investments:
   Common stock of subsidiary                                      -                  $ 16,965              16,965
   Nuclear decommissioning trusts, at market                     394,941                                   394,941
   Nuclear fuel disposal trust, at market                        119,293                                   119,293
   Other, net                                                      1,252                                     1,252
                                                               ---------               -------           ---------
      Total other property and investments                       515,486                16,965             532,451
                                                               ---------               -------           ---------

Current Assets:
   Cash and temporary cash investments                            68,684                                    68,683       $      1
   Special deposits                                                1,035                                     1,035
   Accounts receivable:
      Customers, net                                             164,099                                   164,099
      Other                                                       83,086                13,837              83,086         13,837
   Unbilled revenues                                              78,251                                    78,251
   Deferred income taxes                                           1,652                                     1,652
   Prepayments                                                    23,000                                    23,000
                                                               ---------               -------           ---------        -------
      Total current assets                                       419,807                13,837             419,806         13,838
                                                               ---------               -------           ---------        -------

Deferred Debits and Other Assets:
   Regulatory assets, net                                      2,809,801                                 2,809,801
   Deferred income taxes                                         221,668                                   221,668
   Other                                                          19,510               128,866              19,510        128,866
                                                               ---------               -------           ---------        -------
      Total deferred debits and other assets                   3,050,979               128,866           3,050,979        128,866
                                                               ---------               -------           ---------        -------

      Total Assets                                            $5,810,997              $159,668          $5,827,961       $142,704
                                                               =========               =======           =========        =======

------------------------
The notes to the consolidated financial statements of JCP&L, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 1999, are an integral part of the consolidating financial statements.
                                        1



        Jersey Central Power & Light Company and Subsidiary Company                Exhibit F-2
                           Consolidating Balance Sheet
                                December 31, 1999
           -----------------------------------------------------------
                                 (In Thousands)

                                                           Jersey Central Power
                                                            & Light Company
                                                            and Subsidiary            Eliminations      Jersey Central     JCP&L
                                                              Company                    and            Power & Light    Preferred
                                                            Consolidated              Adjustments         Company      Capital, Inc.
                                                           --------------------      ------------      --------------   ------------

LIABILITIES AND CAPITAL
Capitalization:
   Common stock                                               $   153,713             $      1           $  153,713      $      1
   Capital surplus                                                510,769               16,773              510,769        16,773
   Retained earnings                                              720,878                  191              720,878           191
Accumulated other comprehensive income                                  7                                         7
                                                                ---------              -------            ---------      --------
      Total common stockholder's equity                         1,385,367               16,965            1,385,367        16,965

   Cumulative preferred stock:
     With mandatory redemption                                     73,167                                    73,167
     Without mandatory redemption                                  12,649                                    12,649
   Company-obligated mandatorily redeemable
     preferred securities                                         125,000                                                 125,000
   Long-term debt                                               1,133,760              128,866            1,262,626
                                                                ---------              -------            ---------      --------
      Total capitalization                                      2,729,943              145,831            2,733,809       141,965
                                                                ---------              -------            ---------      --------
Current Liabilities:
   Securities due within one year                                  50,846                                    50,846
   Obligations under capital leases                                48,165                                    48,165
   Accounts payable

     Affiliates                                                    60,527               13,837               73,616           748
     Other                                                         82,355                                    82,355
   Taxes accrued                                                   13,079                                    13,087            (8)
   Interest accrued                                                24,523                                    24,524            (1)
   Other                                                           36,169                                    36,169
                                                                ---------              -------            ---------        -------
      Total current liabilities                                   315,664               13,837              328,762           739
                                                                ---------              -------            ---------        -------

Deferred Credits and Other Liabilities:
   Deferred income taxes                                          570,568                                   570,568
   Unamortized investment tax credits                              32,114                                    32,114
   Three Mile Island Unit 2 future costs                          124,241                                   124,241
   Power purchase contract loss liability                       1,624,769                                 1,624,769
   Nuclear fuel disposal fee                                      148,009                                   148,009
   Other                                                          265,689                                   265,689
                                                                ---------              -------            ---------        --------
      Total deferred credits and other liabilities              2,765,390                 -               2,765,390            -
                                                                ---------              -------            ---------        --------

      Total Liabilities and Capital                           $ 5,810,997             $159,668           $5,827,961        $142,704
                                                                =========              =======            =========         =======


The notes to the consolidated financial statements of JCP&L, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 1999, are an integral part of the consolidating financial statements.




           Jersey Central Power & Light Company and Subsidiary Company             Exhibit F-2
                        Consolidating Statement of Income
                      For the Year Ended December 31, 1999
           -----------------------------------------------------------
                                 (In Thousands)

                                                          Jersey Central Power
                                                            & Light Company
                                                             and Subsidiary          Eliminations    Jersey Central      JCP&L
                                                                Company                  and         Power & Light     Preferred
                                                              Consolidated           Adjustments        Company        Capital, Inc
                                                          --------------------      ------------     --------------    ------------

Operating Revenues                                            $2,018,209                                $2,018,209
                                                               ---------               ------            ---------

Equity in Earnings of Subsidiary                                    -                 $ 1,087                1,087
                                                               ---------               ------            ---------

Operating Expenses:
   Fuel                                                           91,044                                    91,044
   Power purchased and interchanged:
     Affiliates                                                  127,406                                   127,406
     Other                                                       670,538                                   670,538
   Deferral of energy and capacity costs, net                    (38,108)                                  (38,108)
   Other operation and maintenance                               482,874                                   482,874
   Depreciation and amortization                                 241,842                                   241,842
   Taxes, other than income taxes                                 76,824                                    76,824
                                                               ---------               ------            ---------
        Total operating expenses                               1,652,420                  -              1,652,420
                                                               ---------               ------            ---------

Operating Income                                                 365,789                1,087              366,876
                                                               ---------               ------            ---------

Other Income and Deductions:
   Allowance for other funds used
     during construction                                               -                                         -
   Other income, net                                              12,461               12,457               12,537       $12,381
                                                               ---------               ------            ---------        ------
        Total other income and deductions                         12,461               12,457               12,537        12,381
                                                               ---------               ------            ---------        ------

Income Before Interest Charges and

  Dividends on Preferred Securities                              378,250               13,544              379,413        12,381
                                                               ---------               ------            ---------        ------

Interest Charges and Dividends on
  Preferred Securities:

   Long-term debt and notes payable                               95,325               12,457              107,782
   Other interest                                                    650                                       642             8
   Allowance for borrowed funds used
     during construction                                          (1,775)                                   (1,775)
   Dividends on company-obligated mandatorily
     redeemable preferred securities                              10,700                                                  10,700
                                                               ---------               ------            ---------        ------
        Total interest charges                                   104,900               12,457              106,649        10,708
                                                               ---------               ------            ---------        ------
Income Before Income Taxes                                       273,350                1,087              272,764         1,673
  Income taxes                                                   100,970                                   100,384           586
                                                               ---------               ------            ---------        ------
Net Income                                                    $  172,380              $ 1,087           $  172,380       $ 1,087
                                                               =========               ======            =========        ======
  Preferred stock dividends                                        8,670                                     8,670
  Loss on preferred stock reacquisition                              848                                       848
                                                               ---------                                 ---------
Earnings Available for Common Stock                           $  162,862                                $  162,862
                                                               =========                                 =========

The notes to the consolidated financial statements of JCP&L, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 1999, are an integral part of the consolidating financial statements.
                                        3






           Jersey Central Power & Light Company and Subsidiary Company             Exhibit F-2
                 Consolidating Statement of Comprehensive Income
                      For the Year Ended December 31, 1999
           -----------------------------------------------------------
                                 (In Thousands)


                                                         Jersey Central Power
                                                          & Light Company
                                                          and Subsidiary        Eliminations       Jersey Central       JCP&L
                                                             Company               and             Power & Light      Preferred
                                                           Consolidated         Adjustments          Company        Capital, Inc.
                                                          --------------       ------------       ------------      -------------


Net Income                                                    $172,380          $ 1,087             $172,380         $  1,087


Other comprehensive income/(loss), net of tax:

   Net unrealized gains on investments                               7                                     7

   Minimum pension liability                                       425                                   425
                                                               -------           ------              -------

     Total other comprehensive income                         $    432          $   -               $    432         $     -
                                                               -------           ------              -------          -------


Comprehensive income                                          $172,812          $ 1,087             $172,812         $  1,087
                                                               =======           ======              =======          =======



The notes to the consolidated financial statements of JCP&L, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 1999, are an integral part of the consolidating financial statements.
                                        4



           Jersey Central Power & Light Company and Subsidiary Company             Exhibit F-2
                  Consolidating Statement of Retained Earnings
                      For the Year Ended December 31, 1999
          -------------------------------------------------------------
                                 (In Thousands)

                                                           Jersey Central Power
                                                             & Light Company
                                                             and Subsidiary      Eliminations       Jersey Central    JCP&L
                                                                Company             and             Power & Light   Preferred
                                                              Consolidated       Adjustments           Company      Capital, Inc.
                                                          -------------------    -----------        --------------  -------------

Balance at beginning of year                                  $ 893,016         $   191             $ 893,016        $   191


   Net income                                                   172,380           1,087               172,380          1,087


   Cash dividends declared on common stock                     (335,000)         (1,066)             (335,000)        (1,066)


   Cash dividends on cumulative preferred stock                  (8,670)                               (8,670)


   Loss on preferred stock reacquisition                           (848)                                 (848)

                                                               --------          ------              --------         ------
Balance at end of year                                        $ 720,878         $   212             $ 720,878        $   212
                                                               ========          ======              ========         ======


The notes to the consolidated financial statements of JCP&L, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 1999, are an integral part of the consolidating financial statements.
                                        5



           Jersey Central Power & Light Company and Subsidiary Company             Exhibit F-2
                      Consolidating Statement of Cash Flows
                      For the Year Ended December 31, 1999
           -----------------------------------------------------------
                                 (In Thousands)

                                                             Jersey Central Power
                                                              & Light Company
                                                              and Subsidiary       Eliminations     Jersey Central       JCP&L
                                                                 Company                 and        Power & Light      Preferred
                                                               Consolidated         Adjustments        Company        Capital, Inc
                                                               ------------         -----------        -------        ------------

Operating Activities:
  Net income                                                    $ 172,380             $ 1,087           $ 172,380        $  1,087
  Adjustments to reconcile income to cash provided:
    Equity in earnings of subsidiary                                  -                (1,087)             (1,087)
    Depreciation and amortization                                 272,284                                 272,284
    Amortization of property under capital leases                  29,507                                  29,507
    NJBPU restructuring rate order                                115,000                                 115,000
    Deferred income taxes and investment tax credit
      net                                                         (96,183)                                (96,183)
    Deferred energy and capacity costs, net                       (37,841)                                (37,841)
  Changes in working capital:
    Receivables                                                   (84,364)                                (83,891)           (473)
    Materials and supplies                                         46,023                                  46,023
    Special deposits and prepayments                                9,660                                   9,660
    Payables and accrued liabilities                                 (195)                                   (647)            452
  Nonutility generation contract buyout costs                     (35,500)                                (35,500)
  Other, net                                                      (12,327)                                (12,327)
                                                                 --------            ------              --------        -------
          Net cash provided by operating activities               378,444               -                 377,378           1,066
                                                                 --------            ------              --------         -------

Investing Activities:
  Capital expenditures and investments                           (140,915)                               (140,915)
  Proceeds from sale of investments                               413,753                                 413,753
  Contributions to decommissioning trusts                         (59,175)                                (59,175)
  Other, net                                                       (2,162)                                 (2,162)
                                                                 --------            -------             --------        -------
          Net cash used for investing activities                  211,501                -                211,501              -
                                                                 --------            -------             --------        -------

Financing Activities:
  Increase in notes payable, net                                 (122,344)                               (122,344)
  Retirement of long-term debt                                        (12)                                    (12)
  Capital lease principal payments                                (27,347)                                (27,347)
  Redemption of preferred stock                                   (30,940)                                (30,940)
  Dividends paid on preferred stock                                (7,468)                                 (7,468)
  Dividends paid on common stock                                 (335,000)                               (335,000)
  Dividends paid on common stock - Internal                                                                 1,066          (1,006)
                                                                  -------              ------            --------         -------
          Net cash required by financing activities              (523,111)                -              (522,045)         (1,006)
                                                                 --------              ------            --------         -------

Net increase in cash and temporary cash
   investments from above activities                               66,834                                  66,834             -
Cash and temporary cash investments, beginning of year              1,850                                   1,849               1
                                                                 --------              ------            --------        -------
Cash and temporary cash investments, end of year                $  68,684             $   -             $  68,683        $      1
                                                                 ========              ======            ========        =======

Supplemental Disclosure:
  Interest paid                                                 $ 115,624             $12,457           $ 117,325        $ 10,756
                                                                 ========              ======            ========         =======
  Income taxes paid                                             $ 189,304                               $ 188,722        $    582
                                                                 ========                                ========         =======
  New capital lease obligations incurred                        $   9,407                               $   9,407
                                                                 ========                                ========


The notes to the consolidated financial statements of JCP&L, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 1999, are an integral part of the consolidating financial statements.
                                        6


              Metropolitan Edison Company and Subsidiary Companies                Exhibit F-2
                           Consolidating Balance Sheet
                                December 31, 1999
              ----------------------------------------------------
                                 (In Thousands)

                                            Metropolitan
                                           Edison Company
                                           and Subsidiary    Eliminations   Metropolitan     Met-Ed       Met-Ed         York Haven
                                             Companies          and           Edison       Preferred     Preferred         Power
                                           Consolidated      Adjustments     Company      Capital, Inc.  Capital II, Inc.  Company
                                          --------------    ------------   -----------   -------------  ---------------- ----------
ASSETS
Utility Plant:
  In service, at original cost                $1,522,100                     $1,498,868                                    $23,232
  Less, accumulated depreciation                 462,709                        455,206                                      7,503
                                               ---------                      ---------                                     ------
     Net utility plant in service              1,059,391                      1,043,662                                     15,729
  Construction work in progress                   25,329                         21,217                                      4,112
  Other, net                                         643                            643
                                               ---------                      ---------                                     ------
     Net utility plant                         1,085,363                      1,065,522                                     19,841
                                               ---------                      ---------                                     ------
Other Property and Investments:
  Common stock of subsidiaries                                 $ 32,753          32,753
  Nuclear decommissioning trusts                 144,261                        144,261
  Other, net                                       3,010                          3,010
                                               ---------         ------         -------
     Total other property and investments        147,271         32,753         180,024
                                               ---------         ------        --------

Current Assets:
  Cash and temporary cash investments              10,899                       10,262      $      1       $    120            516
  Special deposits                                    160                          160
  Accounts receivable:
     Customers, net                                60,188                       60,188
     Other                                        149,760        17,868        142,840        11,412            710         12,666

  Unbilled revenues                                28,956                       28,956
  Materials and supplies, at average cost
    or less:
     Construction and maintenance
     Fuel

  Deferred income taxes                             2,945                        2,945
  Prepayments                                      16,715                       16,532                                         183
                                                ---------       -------      ---------       -------         ------         ------
     Total current assets                         269,623        17,868        261,883        11,413            830         13,365
                                                ---------       -------      ---------       -------         ------         ------

Deferred Debits and Other Assets:
  Regulatory assets, net                        1,231,140                    1,230,699                                         441
  Deferred income taxes                           738,189                      738,255                                         (66)
  Other                                            16,607       103,093         16,607                     $103,093
                                                ---------       -------      ---------       -------        -------         ------
     Total deferred debits and other assets     1,985,936       103,093      1,985,561           -          103,093            375
                                                ---------       -------      ---------       -------        -------         ------
     Total Assets                              $3,488,193      $153,714     $3,492,990      $ 11,413       $103,923        $33,581
                                                =========       =======      =========       =======        =======         ======


The notes to the consolidated financial statements of Met-Ed, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 1999, are an integral part of the consolidating financial statements.
                                        7



              Metropolitan Edison Company and Subsidiary Companies                 Exhibit F-2
                           Consolidating Balance Sheet
                                December 31, 1999
              ----------------------------------------------------
                                 (In Thousands)

                                            Metropolitan
                                           Edison Company
                                           and Subsidiary    Eliminations   Metropolitan      Met-Ed          Met-Ed      York Haven
                                            Companies          and           Edison       Preferred         Preferred        Power
                                           Consolidated      Adjustments     Company      Capital, Inc.   Capital II, Inc.  Company
                                           --------------    ------------   -----------   -------------   ----------------  --------
LIABILITIES AND CAPITAL
Capitalization:
  Common stock                                $   66,273       $  1,165      $   66,273     $      1       $      1        $ 1,163
  Capital surplus                                400,200         18,263         400,200       10,309          3,094          4,860
  Retained earnings                               13,581         13,325          13,581          174             39         13,112
  Accumulated other comprehensive income          21,363                         21,363
                                               ---------         -------      ---------       ------        -------         ------
     Total common stockholder's equity           501,417         32,753         501,417       10,484          3,134         19,135

  Cumulative preferred stock
  Trust preferred securities                     100,000                                                    100,000
  Long-term debt                                 496,883        103,093         599,976
                                               ---------        -------       ---------      -------        -------         ------
     Total capitalization                      1,098,300        135,846       1,101,393       10,484        103,134         19,135
                                               ---------        -------       ---------      -------        -------         ------

Current Liabilities:
  Securities due within one year                  50,025                         50,025
  Notes payable
  Obligations under capital leases
  Accounts payable
    Affiliates                                   125,179         17,158         128,460          944             12         12,921
    Other                                         30,106                         30,106
  Taxes accrued                                   35,976                         34,897          (14)            83          1,010
  Interest accrued                                16,738            710          16,755           (1)
  Other                                           18,208                         18,208                         694
                                               ---------        -------       ---------      -------        -------         ------
     Total current liabilities                   276,232         17,868         278,451          929            789         13,931
                                               ---------        -------       ---------      -------        -------         ------

Deferred Credits and Other Liabilities:
  Deferred income taxes                          993,427                        992,952                                        475
  Three Mile Island Unit 2 future costs          248,381                        248,381
  Unamortized investment tax credits              15,010                         14,970                                         40
  Nuclear fuel disposal fee                       33,430                         33,430
  Power purchase contract loss liability         735,833                        735,833
  Other                                           87,580                         87,580
                                               ---------        -------       ---------      -------        -------         ------

     Total deferred credits and other
       liabilities                             2,113,661             -        2,113,146           -             -              515
                                               ---------        -------       ---------      -------        -------         ------


     Total Liabilities and Capital            $3,488,193       $153,714      $3,492,990     $ 11,413       $103,923        $33,581
                                               =========        =======       =========      =======        =======         ======


The notes to the consolidated financial statements of Met-Ed, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 1999, are an integral part of the consolidating financial statements.



              Metropolitan Edison Company and Subsidiary Companies                 Exhibit F-2
                        Consolidating Statement of Income
                      For the Year Ended December 31, 1999
                  --------------------------------------------
                                 (In Thousands)

                                            Metropolitan
                                           Edison Company
                                           and Subsidiary    Eliminations   Metropolitan     Met-Ed        Met-Ed        York Haven
                                              Companies          and           Edison      Preferred     Preferred         Power
                                            Consolidated      Adjustments     Company    Capital, Inc. Capital II, Inc.    Company
                                          --------------    ------------   -----------  ------------- ----------------   ----------


Operating Revenues                              $902,827        $ 5,073        $902,698                                     $5,202
                                                -------          -----         -------                                       -----

Equity in Earnings of Subsidiaries                    -           2,653          2,653
                                                 -------         ------        -------
Operating Expenses:
  Fuel                                            86,156                         86,156
  Power purchased and interchanged:
    Affiliates                                     3,415          5,073           8,488
    Other                                        221,516                        221,516
  Other operation and maintenance                250,220                        247,241                                      2,979
  Depreciation and amortization                   88,989                         88,105                                        884
  Taxes, other than income taxes                  39,283                         38,372                                        911
                                                 -------          -----         -------                                      -----
      Total operating expenses                   689,579          5,073         689,878                                      4,774
                                                 -------          -----         -------                                      -----

Operating Income                                 213,248          2,653         215,473                                        428
                                                 -------          -----         -------                                      -----

Other Income and Deductions:
  Allowance for other funds used
    during construction                              164                                                                       164
  Other income/(expense), net                      3,901         15,053           3,986      $10,363         $4,607             (2)
                                                 -------          -----         -------        -----          -----          -----
       Total other income and
         deductions                                4,065         15,053           3,986       10,363          4,607            162
                                                 -------          -----         -------        -----          -----          -----
Income Before Interest Charges and
  Dividends on Preferred Securities              217,313         17,706         219,459       10,363          4,607            590
                                                 -------          -----         -------        -----          -----          -----
Interest Charges and Dividends
 on Preferred Securities:
  Long-term debt and notes payable                45,996         15,053          61,049
  Trust preferred securities                       4,369                                                      4,369
  Other interest                                   2,527                          2,459           65                             3
  Allowance for borrowed funds used
    during construction                           (1,048)                        (1,048)
  Dividends on company-obligated
    mandatorily redeemable
    preferred securities                           8,950                                       8,950
                                                 -------         ------         -------       ------          -----          -----
       Total interest charges and
         dividends on
         preferred securities                     60,794         15,053          62,460        9,015          4,369              3
                                                 -------          -----         -------        -----            ---          -----
Income Before Income Taxes                       156,519          2,653         156,999        1,348            238            587
   Income taxes                                   61,396                         61,876          472             83         (1,035)
                                                 -------          -----         -------        -----            ---          -----
Net Income                                      $ 95,123        $ 2,653        $ 95,123      $   876         $  155         $1,622
                                                 =======         ======         =======       ======          =====        =======
  Preferred stock dividends                           66                             66
  Loss on preferred stock reacquisition              542                            542
                                                --------                       --------
Earnings Available for Common Stock             $ 94,515                       $ 94,515
                                                 =======                        =======

The notes to the consolidated financial statements of Met-Ed, which are incorporated by reference from the annual Report on Form 10-K for the year ended December 31, 1999, are an integral part of the consolidating financial statements.



              Metropolitan Edison Company and Subsidiary Companies                 Exhibit F-2
                 Consolidating Statement of Comprehensive Income
                      For the Year Ended December 31, 1999
                  --------------------------------------------
                                 (In Thousands)

                                            Metropolitan
                                          Edison Company
                                          and Subsidiary   Eliminations   Metropolitan     Met-Ed         Met-Ed      York Haven
                                             Companies         and           Edison      Preferred      Preferred        Power
                                            Consolidated    Adjustments     Company    Capital, Inc.  Capital II, Inc.  Company
                                          --------------   ------------   -----------  -------------  ---------------- ----------


Net Income                                      $ 95,123        $ 2,653        $ 95,123     $    876        $   155        $ 1,622

Other comprehensive income/(loss), net of tax:

  Net unrealized gains on investments              4,315                         4,315


  Minimum pension liability                          528                           528
                                                 -------         ------         -------      -------           ----           ----


    Total other comprehensive income               4,843           -             4,843             -              -            -
                                                 -------         ------         -------      -------           ----           ----


Comprehensive income                            $ 99,966        $ 2,653        $ 99,966     $    876        $   155        $ 1,622
                                                 =======         ======         =======      =======         ======        =======

The notes to the consolidated financial statements of Met-Ed, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 1999, are an integral part of the consolidating financial statements.

                                       10



              Metropolitan Edison Company and Subsidiary Companies                 Exhibit F-2
                  Consolidating Statement of Retained Earnings
                      For the Year Ended December 31, 1999
                  --------------------------------------------
                                 (In Thousands)

                                            Metropolitan
                                          Edison Company
                                          and Subsidiary   Eliminations    Metropolitan     Met-Ed        Met-Ed        York Haven
                                               Companies        and            Edison      Preferred    Preferred          Power
                                            Consolidated   Adjustments        Company   Capital, Inc. Capital II, Inc.    Company
                                          --------------   ------------     ----------- ------------- ---------------     --------

Balance at beginning of year                   $ 234,066        $11,659        $234,066     $    170         $    -     $11,489

   Net income                                     95,123          2,653          95,123          876            155       1,622

   Cash dividends declared on common stock      (315,000)          (987)       (315,000)        (872)          (115)


   Cash dividends on cumulative preferred
     stock                                           (66)                           (66)

   Loss on preferred stock reacquisition            (542)                          (542)


Balance at end of year                         $  13,581        $13,325        $ 13,581     $    174       $     40      $13,111
                                                ========         ======         =======      =======        =======    =========

The notes to the consolidated financial statements of Met-Ed, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 1999, are an integral part of the consolidating financial statements.



              Metropolitan Edison Company and Subsidiary Companies                Exhibit F-2
                      Consolidating Statement of Cash Flows
                      For the Year Ended December 31, 1999
                  --------------------------------------------
                                 (In Thousands)

                                          Metropolitan
                                         Edison Company
                                         and Subsidiary    Eliminations    Metropolitan     Met-Ed        Met-Ed        York Haven
                                             Companies          and            Edison     Preferred     Preferred          Power
                                           Consolidated     Adjustments       Company    Capital, Inc. Capital II, Inc.   Company
                                         --------------    ------------     ----------- ------------   ----------------  ---------
Operating Activities:
  Net income                                   $  95,123       $  2,653       $  95,123    $     876       $    155        $ 1,622
  Adjustments to reconcile income
    to cash provided:
    Equity in earnings of subsidiaries                           (2,653)         (2,653)
    Depreciation and amortization                 91,575                         90,666                                        909
    Amortization of property under capital
        leases                                    12,041                         12,041
    Gain on sale of investments                   (2,011)                        (2,011)
    Nuclear outage maintenance costs, net         (7,595)                        (7,595)
    Deferred income taxes and investment
      tax credits, net                           (79,142)                       (78,044)                                    (1,098)
    Allowance for other funds used during
      construction                                  (164)                                                                     (164)
Changes in working capital:
    Receivables                                 (108,040)         5,902         (89,540)        (450)          (710)       (11,438)
    Materials and supplies                        36,944                         36,944
    Special deposits and prepayments               4,803                          4,986                                       (183)
    Payables and accrued liabilities             (30,924)        (5,902)        (51,525)         446            789         13,464
  Nonutility generation contract buyout costs    (55,034)                       (55,034)
  Other, net                                     (61,924)                       (62,307)      (3,093)         3,465             11
                                                --------        -------        --------     --------        -------      ---------
        Net cash provided by operating
         activities                             (104,348)             -        (108,949)      (2,221)         3,699          3,123
                                                --------        -------        --------     --------        -------      ---------
Investing Activities:
  Capital expenditures and investments           (66,388)                       (63,563)                                    (2,825)
  Proceeds from sale of investments              641,273                        641,273
  Contributions to decommissioning trusts        (33,556)                       (33,556)
  Other, net                                         (45)                           (45)
                                                --------         -------       --------     --------        -------       --------
        Net cash used for investing
        activities                               541,284             -          544,109            -              -         (2,825)
                                                --------         -------        -------     --------        -------       --------
Financing Activities:
  Issuance of trust preferred securities          96,535                                                     96,535
  Issuance of associated company debt                           103,093         103,093
  Note receivalbe from associated company                      (103,093)                                   (103,093)
  Issuance of common stock                                                           (1)                          1
  Increase/(decrease) in notes payable, net      (79,540)                       (79,540)
  Retirement of long-term debt                   (30,024)                       (30,024)
  Capital lease principal payments               (15,786)                       (15,786)
  Contributions received from parent
    corporation                                   30,000                         26,907                       3,093
  Redemption of preferred stock                  (12,598)                       (12,598)
  Redemption of company-obligated mandatorily
    redeemable preferred securities             (100,000)                                   (100,000)
  Redemption of associated company debt                        (103,093)       (103,093)
  Payment of note receivable from associated company            103,093                      103,093
  Dividends paid on preferred stock                  (66)                           (66)
  Dividends paid on common stock                (315,000)                      (315,000)
  Dividends paid on common stock - Internal                                         987         (872)          (115)
                                                --------        -------        --------     --------        -------       --------
        Net cash required by financing
        activities                              (426,479)             -        (425,121)       2,221         (3,579)             -
                                                --------        -------        --------     --------        -------       --------
Net increase (decrease) in cash and temporary
  cash investments from above activities          10,457                         10,039            -            120            298
Cash and temporary cash investments, beginning
  of year                                            442              -             223            1              -            218
                                                --------        -------        --------     --------        -------       --------
Cash and temporary cash investments,
    end of year                                $  10,899         $    -       $  10,262    $       1            120        $   516
                                                ========        =======        ========     ========        =======       ========
Supplemental Disclosure:
  Interest paid                                $  59,380       $ 15,053       $  61,677    $   9,078      $  3,675        $     3
                                                ========        =======        ========     ========        ======        ========

  Income taxes paid                            $ 120,277                      $ 119,169    $     383                       $   725
                                                ========                       ========     ========                      ========
  New capital lease obligations incurred       $  18,840                     $  18,840
                                                ========                      ========

The notes to the consolidated financial statements of Met-Ed, which are incorporated by reference from the annual report on Form 10-K for the year ended
December 31, 1999, are an integral part of the consolidating financial statements.




             Pennsylvania Electric Company and Subsidiary Companies                Exhibit F-2
                           Consolidating Balance Sheet
                                December 31, 1999
                       ----------------------------------
                                 (In Thousands)


                                   Pennsylvania
                                 Electric Company                                                                         Waverly
                                  and Subsidiary   Eliminations  Pennsylvania   Penelec         Penelec       Nineveh   Elec. Light
                                     Companies          and        Electric    Preferred       Preferred       Water     and Power
                                   Consolidated     Adjustments    Company    Capital, Inc. Capital II, Inc.  Company     Company
                                 ---------------   -----------   -----------  ------------- ---------------- ---------   --------
ASSETS
Utility Plant:

 In service, at original cost         $1,732,386                  $1,732,371                                                  $15
 Less, accumulated depreciation          552,449                     552,449
                                       ---------                   ---------                                                   ---
   Net utility plant in service        1,179,937                   1,179,922                                                   15
 Construction work in progress            30,329                      30,329
 Other, net                                2,704                       2,704
                                       ---------                   ---------                                                  ---
    Net utility plant                  1,212,970                   1,212,955                                                   15
                                        ---------                   ---------                                                 ---

Other Property and Investments:
 Common stock of subsidiaries              -        $ 14,262          14,262
 Nonutility generation trusts            266,700                     266,700
 Nuclear decommissioning trusts           97,082                      97,082
 Other, net                                1,233                       1,233
                                        ---------     -------       ---------                                                -----
    Total other property and
       investments                       365,015      14,262         379,277
                                       ---------     -------       ---------                                                 -----
Current Assets:
 Cash and temporary cash
        investments                       32,250                      32,386      $       1       $   (247)     $    110
 Special deposits                            233                         233
 Accounts receivable:
     Customers, net                       69,752                      69,752
     Other                                53,406       12,267         51,697         11,774            680          1,522
 Unbilled revenues                        30,836                      30,836
 Deferred income taxes                     7,589                       7,589
 Prepayments                              15,484                      15,484
                                       ---------     -------       ---------        -------        -------         ------   -----
    Total current assets                 209,550      12,267         207,977         11,775            433          1,632       -
                                       ---------     -------       ---------        -------        -------         ------   -----
Deferred Debits and Other
  Assets:
 Regulatory assets, net                  671,713                     671,713
 Deferred income taxes                 1,225,150                   1,225,150
 Other                                    11,393     103,093          11,393                       103,093
                                        ---------    -------        --------        -------        -------        -------    ----
    Total deferred debits
      and other  assets                1,908,256     103,093       1,908,256           -           103,093              -        -
                                        ---------    -------       ---------        -------        -------        -------    ----
    Total Assets                      $3,695,791    $129,622      $3,708,465       $ 11,775       $103,526         $1,632     $15
                                        =========    =======       =========        =======        =======        =======    ====

The notes to the consolidated financial statements of Penelec, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 1999, are an integral part of the consolidating financial statements.





             Pennsylvania Electric Company and Subsidiary Companies                Exhibit F-2
                           Consolidating Balance Sheet
                                December 31, 1999
                       ----------------------------------
                                 (In Thousands)

                                   Pennsylvania
                                 Electric Company                                                                          Waverly
                                  and Subsidiary   Eliminations  Pennsylvania   Penelec         Penelec       Nineveh    Elec. Light
                                     Companies          and        Electric    Preferred       Preferred       Water      and Power
                                   Consolidated     Adjustments    Company    Capital, Inc. Capital II, Inc.  Company      Company
                                 ---------------   -----------   -----------  ------------- ---------------- ----------   ---------

LIABILITIES AND CAPITAL
Capitalization:
  Common stock                        $  105,812    $      3      $  105,797       $      1       $      1         $    1     $15
  Capital surplus                        285,486      14,536         285,486         10,825          3,094            617
  Retained earnings                       59,265        (277)         59,265             40             36           (353)
  Accumulated other comprehensive
    income                                10,619           -          10,619              -              -              -       -
                                       ---------     -------       ---------        -------          -----        -------   -----
     Total common stockholder's
       equity                            461,182      14,262         461,167         10,866          3,131            265      15
  Trust preferred securities             100,000                                                   100,000
  Long-term debt                         424,641     103,093         527,734
                                       ---------     -------       ---------        -------        -------        -------   -----
     Total capitalization                985,823     117,355         988,901         10,866        103,131            265      15
                                       ---------     -------       ---------        -------        -------        -------   -----
Current Liabilities:
  Securities due within one year              13                          13
  Notes payable                           53,600                      53,600
  Accounts payable
    Affiliates                            66,223      11,589          76,365            982             14            451
    Other                                 34,845                      34,845
  Taxes accrued                          108,005                     107,878            (45)            75             97
  Interest accrued                         6,588         678           6,988            (28)           306
  Other                                   17,567                      16,816                                          751
                                       ---------     -------       ---------        -------        -------        -------   -----
     Total current liabilities           286,841      12,267         296,505            909            395          1,299       -
                                       ---------     -------       ---------        -------        -------         ------   -----
Deferred Credits and Other Liabilities:
  Deferred income taxes                1,250,490                   1,250,459                                           31
 Unamortized investment tax credits       14,240                      14,203                                           37
  Three Mile Island Unit 2 future
    costs                                124,322                     124,322
  Nuclear fuel disposal fee               16,717                      16,717
  Power purchase contract
        loss liability                   940,276                     940,276
  Other                                   77,082                      77,082
                                       ---------     -------       ---------       --------        -------         ------   -----

     Total deferred credits and other
       liabilities                     2,423,127                   2,423,059             -               -             68        -
                                       ---------     -------       ---------        -------        -------        -------   -----
     Total Liabilities and Capital    $3,695,791    $129,622      $3,708,465       $ 11,775       $103,526         $1,632     $15
                                       =========     =======       =========        =======        =======        =======   =====


The notes to the consolidated financial statements of Penelec, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 1999, are an integral part of the consolidating financial statements.



             Pennsylvania Electric Company and Subsidiary Companies                Exhibit F-2
                        Consolidating Statement of Income
                      For the Year Ended December 31, 1999
                 ----------------------------------------------
                                 (In Thousands)

                                   Pennsylvania
                                 Electric Company                                                                          Waverly
                                  and Subsidiary   Eliminations  Pennsylvania   Penelec         Penelec       Nineveh    Elec. Light
                                     Companies          and        Electric    Preferred       Preferred       Water      and Power
                                   Consolidated     Adjustments    Company    Capital, Inc. Capital II, Inc.  Company      Company
                                 ---------------   -----------   -----------  ------------- ---------------- ----------   ---------

Operating Revenues                    $  921,965                  $  921,965                                                $   -
                                       ---------                   ---------                                                -----
Equity in Earnings of Subsidiaries             -     $    92              92
                                       ---------      ------       ---------
Operating Expenses:
  Fuel                                    82,397                      82,397
  Power purchased and interchanged:
    Affiliates                             6,422                       6,422
    Other                                273,082                     273,082
  Deferral of energy and capacity
    costs, net
  Other operation and maintenance        248,034                     248,032                                     $   2
  Depreciation and amortization           78,384                      78,384
  Taxes, other than income taxes          42,046                      42,039                                         7
                                        ---------     ------       ---------                                      ----      -----
       Total operating expenses          730,365           -         730,356                                         9
                                       ---------      ------       ---------                                      ----      -----
Operating Income                         191,600          92         191,701                                        (9)
                                       ---------      ------       ---------                                      ----      -----
Other Income and Deductions:
  Allowance for other funds used
        during Construction                  268                         268
  Other income/(expense), net             59,081      10,031          59,144      $  5,762           $4,191         15
                                       ---------      ------       ---------        ------            -----       ----      -----
       Total other income and
         deductions                       59,349      10,031          59,412         5,762            4,191         15
                                       ---------      ------       ---------        ------            -----       ----      -----
Income Before Interest Charges and
  Dividends on Preferred Securities      250,949      10,123         251,113         5,762            4,191          6
                                       ---------      ------       ---------        ------            -----        ---      -----

Interest Charges and Dividends on
  Preferred Securities:
  Long-term debt and notes payable        34,588      10,031          44,619
  Trust preferred securities               3,976                                                      3,976
  Other interest                           1,608                       1,551            57
  Allowance for borrowed funds used
    during construction                   (1,074)                     (1,074)
  Dividends on company-obligated
    mandatorily redeemable
    preferred securities                   4,977                                      4,977
                                       ---------      ------       ---------        -------           -----       ----      -----
       Total interest charges and
         dividends on preferred
         securities                       44,075      10,031          45,096         5,034            3,976
                                       ---------      ------         ---------        ------          -----       ----      -----
Income Before Income taxes               206,874          92         206,017           728              215          6          -
  Income taxes                            54,383                      53,526           255               75        527
                                       ---------      ------       ---------       -------            -----       ----      -----

Net Income                            $  152,491     $    92      $  152,491       $   473           $  140      $(521)       $ -
                                       =========      ======       =========        ======            =====       ====      =====
  Preferred stock dividends                  154                         154
  Loss on preferred stock
    reacquisition                            726                         726
                                       ---------                   ---------
Earnings Available for Common Stock   $  151,611                  $  151,611
                                       =========                   =========

The notes to the consolidated financial statements of Penelec, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 1999, are an integral part of the consolidating financial statements.



             Pennsylvania Electric Company and Subsidiary Companies                Exhibit F-2
                 Consolidating Statement of Comprehensive Income
                      For the Year Ended December 31, 1999
                 ----------------------------------------------
                                 (In Thousands)

                                   Pennsylvania
                                 Electric Company                                                                          Waverly
                                  and Subsidiary   Eliminations  Pennsylvania   Penelec         Penelec       Nineveh    Elec. Light
                                     Companies          and        Electric    Preferred       Preferred       Water      and Power
                                   Consolidated     Adjustments    Company    Capital, Inc. Capital II, Inc.  Company      Company
                                 ---------------   -----------   -----------  ------------- ---------------- ----------   ---------


Net Income                              $152,491     $    92        $152,491       $    473      $   140       $(521)       $    -


Other comprehensive income
        /(loss), net of tax:

  Net unrealized gains on
        investments                        2,101                       2,101


  Minimum pension liability                  165                        165
                                         -------      ------         -------        -------        -----       -----         -----
    Total other comprehensive income       2,266           -           2,266              -            -           -             -
                                         -------      ------         -------        -------        -----       -----         -----
Comprehensive income                    $154,757     $    92        $154,757       $    473       $  140       $(521)        $   -
                                         =======      ======         =======        =======        =====       =====         =====

The notes to the consolidated financial statements of Met-Ed, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 1999, are an integral part of the consolidating financial statements.


             Pennsylvania Electric Company and Subsidiary Companies                Exhibit F-2
                  Consolidating Statement of Retained Earnings
                      For the Year Ended December 31, 1999
                 ----------------------------------------------
                                 (In Thousands)

                                   Pennsylvania
                                 Electric Company                                                                          Waverly
                                  and Subsidiary   Eliminations  Pennsylvania   Penelec         Penelec       Nineveh    Elec. Light
                                     Companies          and        Electric    Preferred       Preferred       Water      and Power
                                   Consolidated     Adjustments    Company    Capital, Inc. Capital II, Inc.  Company      Company
                                 ---------------   -----------   -----------  ------------- ---------------- ----------   --------



Balance at beginning of year           $ 367,653     $   348       $ 367,653         $  180       $    -    $    168          $  -

  Net income                             152,491          92         152,491            473          140        (521)

  Cash dividends declared on
    common stock                        (460,000)       (717)       (460,000)          (613)        (104)

  Cash dividends on cumulative
    preferred stock                         (154)                       (154)

  Loss on reacquisition of preferred
    stock                                   (725)                       (725)


Balance at end of year                 $  59,265     $  (277)      $  59,265         $   40      $    36       $(353)         $  -
                                        ========       ======        ========         =====       ======       =====          ====

The notes to the consolidated financial statements of Penelec, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 1999, are an integral part of the consolidating financial statements.


             Pennsylvania Electric Company and Subsidiary Companies                Exhibit F-2
                      Consolidating Statement of Cash Flows
                      For the Year Ended December 31, 1999
                 ----------------------------------------------
                                 (In Thousands)

                                   Pennsylvania
                                 Electric Company                                                                          Waverly
                                  and Subsidiary   Eliminations  Pennsylvania   Penelec         Penelec       Nineveh    Elec. Light
                                     Companies          and        Electric    Preferred       Preferred       Water      and Power
                                   Consolidated     Adjustments    Company    Capital, Inc. Capital II, Inc.  Company      Company
                                 ---------------   -----------   -----------  ------------- ---------------- ----------   ---------
Operating Activities:
  Net income                          $  152,491    $     92      $  152,491       $    473     $    140      $ (521)          $ -
  Adjustments to reconcile
        income to cash provided:
    Equity in earnings of
        subsidiaries                           -         (92)            (92)
    Depreciation and amortization         78,072                      78,072
    Amortization of property under
      capital leases                       6,036                       6,036
    Gain on sale of investments          (59,313)                    (59,313)
    Nuclear outage maintenance
        costs, net                        (3,803)                     (3,803)
    Deferred income taxes and
      investment tax credits, net       (417,559)                   (417,559)
    Allowance for other funds used
      during construction                   (268)                       (268)
  Changes in working capital:
    Receivables                          (24,378)        724         (21,226)          (231)        (680)     (1,517)
    Materials and supplies                56,559                      56,559
    Special deposits and prepayments      18,466                      18,466
    Payables and accrued liabilities      48,543        (724)         46,511            370          395         543
  Nonutility generation contract
    buyout costs                          (3,500)                     (3,500)
  Other, net                            (116,803)                   (116,431)        (3,092)       3,466       (746)
                                       ---------     -------       ---------        -------      -------      ------        ------
         Net cash provided by
           operating activities         (265,457)          -        (264,057)        (2,480)       3,321      (2,241)            -
                                       ---------     -------       ---------        -------      -------      ------        ------
Investing Activities:
  Capital expenditures and investments   (78,331)                    (78,331)
  Proceeds from sale of investments    1,493,444                   1,491,929                                   1,515
  Contributions to nonutility
        generation  trusts              (266,701)                   (266,701)
  Contributions to decommissioning
        trusts                           (75,926)                    (75,926)
  Other, net                               1,002                       1,002
                                       ---------     -------       ---------        -------      -------      ------        ------
          Net cash used for investing
            activities                 1,073,488           -       1,071,973              -            -       1,515             -
                                       ---------     -------       ---------        -------      -------      ------        ------
Financing Activities:
  Issuance of trust preferred
        securities                        96,535                                                  96,535
  Issuance of associated company debt                103,093         103,093
  Note receivable from associated company           (103,093)                                   (103,093)
  Issuance of long-term debt             348,218                     348,218
  Issuance of common stock                                                (1)                          1
  Increase/(Decrease) in notes
    payable, net                         (32,423)                    (32,423)
  Retirement of long-term debt          (600,011)                   (600,011)
  Capital lease principal payments        (7,907)                     (7,907)
  Redemption of preferred stock          (17,406)                    (17,406)
  Redemption of company-obligated
    mandatorily redeemable preferred
    securities                          (105,383)                     (5,383)      (100,000)
  Contribution received from parent company                           (3,093)                      3,093
  Redemption of associated company debt             (103,093)       (103,093)
  Payment of note receivable from
    associated company                               103,093                        103,093
  Dividends paid on preferred stock         (154)                       (154)
  Dividends paid on common stock        (460,000)                   (460,000)
  Dividends paid on common stock -
    Internal                                                             717           (613)        (104)
                                       ---------     -------       ---------        -------      -------      ------        ------
          Net cash required by
            financing activities        (778,531)          -        (777,443)         2,480       (3,568)          -             -
                                       ---------     -------       ---------        -------      -------      ------        ------
Net increase (decrease) in cash and
  temporary cash investments from
  above activities                        29,500           -          30,473              -         (247)       (726)            -
Cash and temporary cash investments,
  beginning of year                        2,750           -           1,913              1            -         836             -
                                       ---------     -------       ---------        -------        -----      ------        ------
Cash and temporary cash investments,
  end of year                         $   32,250     $     -      $   32,386       $      1     $   (247)      $ 110           $ -
                                       =========     =======       =========        =======      =======       =====        ======
Supplemental Disclosure:
  Interest paid                       $   55,779    $ 10,031      $   57,193       $  5,127     $  3,490
                                       =========     =======       =========        =======      =======
  Income taxes paid                   $  413,810                  $  413,086       $    286                    $ 438
                                       =========                   =========        =======                   ======
  New capital lease obligations
         incurred                     $    9,415                  $    9,415
                                       =========                   =========

The notes to the consolidated financial statements of Penelec, which are incorporated by reference from the annual report on Form 10-K for the year ended
December 31, 1999, are an integral part of the consolidating financial statements.